Investor Presentation January 2019 Exhibit 99.1

2 Statements included in this presentation which are not historical in nature are intended to be, and are hereby identified as, forward looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 . These statements generally relate to our financial condition, results of operations, plans, objectives, future performance, or business . They usually can be identified by the use of forward - looking terminology, such as “believes,” “expects,” or “are expected to,” “plans,” “projects,” “proposes,” “goals,” “estimates,” “will,” “may,” “should,” “could,” “would,” “continues,” “intends to,” “outlook,” “pending” or “anticipates,” or variations of these and similar words, or by discussions of strategies that involve risks and uncertainties . These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, some of which remain beyond our control, are difficult to predict, and could cause actual results to differ materially from those expressed or forecasted in the forward - looking statements . Factors that could cause actual results to differ materially from the results anticipated may include, but are not limited to, the following : (1) deterioration in the financial condition of borrowers resulting in significant increases in our loan losses and provisions for those losses and other adverse impacts to our results of operations and financial condition ; (2) the failure of assumptions underlying the establishment of reserves for possible loan losses ; (3) legislative and regulatory changes, including changes in banking, tax, and securities laws and regulations and their application by our regulators ; (4) changes in interest rates that affect the level and composition of deposits, loan demand, and the values of loan collateral, securities, and interest - sensitive assets and liabilities ; (5) changes in financial market conditions, either internationally, nationally, or locally in areas in which we conduct operations ; (6) changes in accounting principles, policies, and guidelines applicable to bank holding companies and banking ; (7) impairment of investment securities, goodwill, other intangible assets or deferred tax assets, including any of the foregoing associated with our acquisition activity ; (8) the effects of competition from other commercial banks, non - bank lenders, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and mutual funds, and other financial institutions operating in our market area and elsewhere, together with such competitors offering banking products and services by mail, telephone, and the Internet that compete with the services we offer in our markets ; (9) our ability to attract and retain key personnel experienced in banking and financial services ; (10) the effect of any mergers, acquisitions, or other transactions, to which we or the Bank may from time to time be a party, including management’s ability to successfully integrate any businesses acquired ; (11) operational risks, including data processing system failures or fraud ; (12) cyber - attacks and other data breaches that compromise the security of our customer information ; and (13) such other matters as discussed in this presentation or identified in the Company’s filings with the Securities and Exchange Commission (the “SEC”), particularly those matters described under the heading “Risk Factors” in our Annual Reports on Form 10 - K and our Quarterly Reports on Form 10 - Q and in our other reports filed with the SEC . We caution you not to place undue reliance on these forward - looking statements, which reflect management’s view only as of the date of this presentation . We are not obligated to update these statements or publicly release the result of any revisions to them to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events . Caution Regarding Forward - Looking Statements

3 Certain financial measures we use to evaluate our performance and discuss in this presentation are identified as being “non - GAAP financial measures . ” In accordance with the rules of the SEC, we classify a financial measure as being a non - GAAP (generally accepted accounting principles) financial measure if that financial measure excludes or includes amounts, or is subject to adjustments that have the effect of excluding or including amounts, that are included or excluded, as the case may be, in the most directly comparable measure calculated and presented in accordance with GAAP as in effect from time to time in the United States in our statements of operations, balance sheet or statements of cash flows . Non - GAAP financial measures do not include operating and other statistical measures or ratios or statistical measures calculated using exclusively either financial measures calculated in accordance with GAAP, operating measures or other measures that are not non - GAAP financial measures or both . The non - GAAP financial measures that we discuss in this presentation should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP . Moreover, the manner in which we calculate the non - GAAP financial measures that we discuss in this presentation may differ from that of other companies reporting measures with similar names . You should understand how such other banking organizations calculate their financial measures similar or with names similar to the non - GAAP financial measures we have discussed in this presentation when comparing such non - GAAP financial measures . Tangible common equity, tangible assets, and tangible book value per share are non - GAAP measures generally used by financial analysts and investment bankers to evaluate financial institutions . We calculate : (a) tangible common equity as shareholders’ equity less goodwill and core deposit intangibles, (b) tangible assets as total assets less goodwill and core deposit intangibles, and (c) tangible book value per share as tangible common equity (as described in clause (a)) divided by shares of common stock outstanding . A reconciliation of these non - GAAP measures to the most directly comparable financial measures calculated in accordance with GAAP is included under the heading “Non - GAAP Reconciliation” on slide 23 . We believe that these measures are important to many investors in the marketplace who are interested in changes from period to period in common equity, total assets, and book value per common share exclusive of changes in intangible assets . Non - GAAP Financial Measures

Company Overview

Select Bancorp, Inc., the holding company for Select Bank & Trust, was incorporated in 2003 and is headquartered in Dunn, N.C. offering a range of retail, small business and commercial banking services.

We serve communities in North and South Carolina through 18 full-service banking offices in Burlington, Charlotte, Clinton, Dunn, Elizabeth City, Fayetteville, Goldsboro, Greenville, Leland, Lillington, Lumberton, Morehead City, Raleigh, Washington and Wilmington, North Carolina, and Blacksburg, Six Mile and Rock Hill, South Carolina as well as two loan production offices in New Bern and Wilson, North Carolina. We plan to expand our footprint with a new branch in Holly Springs (Raleigh area), North Carolina in the first quarter of 2019 and through acquisition of a branch from another financial institution in Virginia Beach, Virginia in the second. While our presence in these communities and the markets surrounding these communities is important, we are committed to offering banking services that allow our customers to bank with us on their own schedules from wherever they are.

Our goal is to provide a common sense approach to banking with knowledgeable staff and superior products and services.



Virginia Beach
Raleigh
Greenville
Charlotte
Greenville
Columbia
Wilmington
Branch Locations
Loan Production Offices
Branches Coming Soon



3 Year Total Return
80%
70%
60%
50%
40%
30%
20%
10%
0%
-10%
53%
Jan-16
Apr-16
Jul-16
Oct-16
Jan-17
Apr-17
Jul-17
Oct-17
Jan-18
Apr-18
Jul-18
Oct-18
Jan-19

Note: Market data as of market close January 18, 2019

Source: S&P Global Market Intelligence; Company Documents

NASDAQ: SLCT

- Shares Outstanding: 19,311,505
- Market Cap: $236.8M
- P/TBV: 129.5%
- P/EPS: 14.1x
- Average Daily Volume: 37,712

4

5 Why Select Bancorp? x Attractive franchise in central and eastern North Carolina and upstate South Carolina x Emerging presence in three of North Carolina’s most attractive markets: Raleigh, Charlotte, and Wilmington x Improving performance with capacity for earnings growth x Proven ability to successfully execute and integrate acquisitions x Improved loan growth expected as concentration ratios decrease x Strong credit culture – unwavering underwriting standards have led to exceptional asset quality x Expanding market reach into Virginia with pending acquisition of Virginia Beach branch x Scarcity value - very few Carolinas based community banks of this size

Building Blocks to the Future Our goal is to be the bank of choice in the communities we serve by providing exceptional customer service, superior products and experienced bankers using a common sense approach to banking Opportunities For Efficiencies Experienced and Successful Leadership Team Superior Products and Services Potential for Increased Market Share 6

7 Recent Highlights ▪ Proposed acquisition branch in Virginia with approximately $30+ million in deposits ▪ Expanding presence in the Raleigh area with opening of new branch in Holly Springs in the first quarter of 2019 ▪ Completed $63.25 million stock offering on August 30, 2018 ▪ Record earnings of $4.5 million in the 4 th quarter of 2018 ▪ Added to the Russell Index in June 2018 ▪ Hired new director of SBA/Government Lending division ▪ Added new mortgage department at the end of 2017 ▪ Named to Capital Investment Companies’ “Carolinas Index” in June 2018 ▪ Over $1.2 billion in total assets in the fourth quarter of 2018 Source: S&P Global Market Intelligence, FIG Partners, Company Documents

8 Corporate Leadership A native of North Carolina, Bill has been in the banking industry since 1983. Bill has served as President and Chief Executive Officer of Select Bank & Trust since 2014. He served as President and Chief Executive Officer of New Century Bank (predecessor to Select Bank) from 2008 – 2014 and as Chief Executive Officer of the former New Century Bank of Fayetteville from 2004 - 2008. He is a graduate of the University of North Carolina in Chapel Hill, N.C. William L. “Bill” Hedgepeth II President & Chief Executive Officer A native of Delaware, Keith has been in the banking industry since 1980. He has served as Chief Banking Officer since January 2017. He previously served as Regional Executive for that bank’s New Hanover and Brunswick County, North Carolina markets. He founded Port City Capital Bank in Wilmington in 2001 and served as the bank’s President and Chief Executive Officer until the bank was sold in 2006. He is a graduate of St. Andrews Presbyterian College in Laurinburg, N.C. W. Keith Betts Chief Banking Officer A native of Georgia, Mark has been in the banking industry since 2004. Mark has served as chief financial officer of Select Bank since 2014. He served as chief financial officer of Millennium Bank from 2009 - 2014 and as chief financial officer of Asheville Savings Bank from 2007 - 2008. He also served as controller and interim chief financial officer of Gateway Bank from 2004 - 2007. He is a graduate of East Carolina University in Greenville, N.C. Mark A. Jeffries Chief Financial Officer A native of North Carolina, Lynn has been in the banking industry since 2003. Lynn was named Chief Operating Officer in 2017, after serving as chief administrative officer for Select Bank & Trust since 2014. She served as Corporate Ethics Officer and Human Resources Director from 2011 - 2014 and as the Human Resources Director from 2003 - 2014. Lynn is certified as a Senior Professional of Human Resources (SPHR) and as a Corporate Compliance Ethics Professional (CCEP). She is a graduate of Wake Technical Community College in Raleigh, N.C. Lynn H. Johnson Chief Operating Officer A native of Virginia, Rick has been in the banking industry since 1981. He has served as Chief Credit Officer for Select Bank & Trust since 2014. He served as Chief Credit Officer for New Century Bank from 2012 - 2014 and as a Senior Credit Administrator from 2008 - 2012. He is a graduate of Appalachian State University in Boone, N.C. David Richard “Rick” Tobin, Jr. Chief Credit Officer J. Gary Ciccone Chairman of the Board Mr. Ciccone has served as chairman of the board of directors of Select Bank & Trust and Select Bancorp, Inc. since April 2008. As owner and vice president of Nimocks , Ciccone & Townsend in Fayetteville, he has extensive experience in real estate development and commercial real estate brokerage while also developing and managing numerous commercial properties. Mr. Ciccone holds a B.S. in Business Administration from the University of North Carolina at Chapel Hill and a law degree from the University of North Carolina School of Law, Chapel Hill, N.C.

Board of Directors

Director	Business Experience	Ownership[1]
J. Gary Ciccone *Chairman of the Board*	Founding Director of New Century Bank of Fayetteville; Partner of Nimocks, Ciccone, & Townsend (real estate brokerage)	0.84%
James H. Glen Jr.	Founding Director of Select Bank & Trust and Select Bancorp of Greenville (acquired by the Company in 2014); President of Glen and Hewett LLC in Charlotte, NC (consulting firm)	0.19%
Oscar N. Harris	CPA; Mayor, City of Dunn, NC; Former Senior Partner and President of Oscar N. Harris & Associates P.A.; Former North Carolina State Senator, Founding Director of New Century Bank of Dunn	2.68%
Alicia Speight Hawk	Director of Advancement for The Oakwood School in Greenville, NC	0.19%
Gerald W. Hayes Jr.	Attorney and President of Hayes, Williams, Turner & Daughtry, P.A., Founding Director of New Century Bank of Dunn	0.75%
William L. "Bill" Hedgepeth II	President & Chief Executive Officer of Select Bank & Trust and Select Bancorp	0.39%
Charles "Chuck" R. Davis	Chairman of C.A. Short Company (real estate development)	0.81%
Seth M. Wilfong	Partner at Atlas Principals LLC (technology investor)	0.86%
Ronald V. "Ronnie" Jackson	President of Clinton Truck and Tractor Company	0.30%
John W. McCauley	Chief Executive Officer of Highland Paving Co. LLC; Vice President of McCauley-McDonald Investments, Founding Director of New Century Bank of Fayetteville	0.38%
Carlie C. "Mack" McLamb Jr.	President of Carlie C's IGA, Inc. (grocery store)	0.53%
V. Parker Overton	Founding member & former Chairman of the Board of Select Bank & Trust and Select Bancorp of Greenville; Retired owner of Overton's Sports Center (sporting goods retailer)	0.80%
Anthony E. "Tony" Rand	President of Rand & Gregory, P.A.; Member, North Carolina Education Lottery Commission; Former Chairman of the North Carolina Post Release Supervision & Parole Commission; Former North Carolina State Senator; Former Majority Leader of the North Carolina State Senate, Founding Director of New Century Bank of Fayetteville	0.49%
Sharon Lamb Raynor	President of LIFE, Inc. (long-term care provider)	1.45%
K. Clark Stallings	Manager of Stallings Group Ltd.	0.29%
W. Lyndo Tippett	Founding Director of New Century Bank of Fayetteville; CPA; Former Secretary of the North Carolina Department of Transportation	0.22%

[1]Based on the sum of (i) a total of 19,311,505 shares of common stock outstanding as of December 31, 2018, and (ii) options to purchase shares of common stock which are exercisable as of or within 60 days of December 31, 2018.
Source: Public Company Documents

Total Insider Ownership[1] of 11.18%

9

10 Franchise Footprint 18 Branches ● 2 Loan Production Offices ● 2 Branches Coming Soon ● Approx. 200 Employees Source: S&P Global Market Intelligence Striving to be The Bank of Choice in the Communities We Serve Wilmington Branch Locations Loan Production Offices Branches Coming Soon Virginia Beach Dunn Mt. Pleasant Savannah Johnson City Norfolk

Emerging Presence in Attractive Markets

Charlotte, NC

- Key industries are financial services, healthcare and technology
- Greater than 53% of the United States population lives within two hours of Charlotte via plane

Raleigh, NC

- Home to Research Triangle Park, the nation's largest research park, which houses more than 250 firms with over 50,000 employees
- Industries of focus include: information technology, life sciences and advanced manufacturing
- The nearby town of Garner will soon be the site of a new Amazon distribution center with 1,500 new jobs

Wilmington, NC

- The Port of Wilmington is one of the most active along the east coast - boasts 1 million sq. ft. of covered storage space, 125 acres of open storage, 6,740 ft. of frontage on the wharf, and a channel depth of 42 feet
- Ranked 3rd of the "10 Top Destinations on the Rise" in the United States by Trip Advisor

Deposit Breakdown as of 6/30/18



Lumberton, NC 4.8%
Burlington, NC 4.7%
Gaffney, SC 2.4%
Morehead City, NC 2.1%
Washington, NC 1.4%
Greenville-Anderson-Mauldin, SC 1.5%
Non-MSA Deposits 4.1%
Charlotte-Concord-Gastona, NC-SC 13.9%
Raleigh, NC 2.7%
Wilmington, NC* 3.4%
Dunn, NC 21.6%
Fayetteville, NC 11.8%
Greenville, NC 11.1%
Goldsboro, NC 8.0%
Elizabeth City, NC 6.5%

Market Demographics



14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
7.3%
8.0%
7.1%
5.2%
11.7%
12.3%
6.0%
10.2%
3.2%
3.0%
3.6%
3.5%
Proj. 2024 Population Growth (%)
Proj. 2024 Household Income Growth (%)
Unemployment Rate
Charlotte-Concord-Gastonia, NC-SC
Raleigh, NC
Wilmington, NC
North Carolina

*Includes Leland, NC office

Sources: S&P Global Market Intelligence, Charlotte Chamber of Commerce, Research Triangle Park, Wake County Economic Development, Town of Garner, North Carolina Ports, Trip Advisor

Select Bancorp Inc.

11

$214,900 $117,003 $109,860 $- $50,000 $100,000 $150,000 $200,000 $250,000 Dunn Fayetteville Greenville ($000s) 4.9% 9.9% 3.7% 7.5% 10.2% 4.1% 4.4% 2.6% 4.6% 5.2% 10.2% 3.5% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% Proj. 2024 Population Growth (%) Proj. 2024 Household Income Growth (%) Unemployment Rate Greenville, NC Dunn, NC Fayetteville, NC North Carolina 12 Continued Focus on Our Historical Markets Sources: S&P Global Market Intelligence, Dunn Area Chamber of Commerce, NC Department of Military and Veterans Affairs, Fayetteville Cumberland County Economic Development Corporation, Greenville Office of Economic Development, East Carolina University Dunn, NC Fayetteville, NC Greenville, NC ▪ Top employers in the MSA include: Campbell University, Harnett Health, and Delhaize America ▪ Close to the major U.S. interstates 95 and 40 as well as US 301 and 421 ▪ Fort Bragg draws a large military presence, employing 65,000+ individuals (both civilian and active duty) ▪ Other key industries include financial services, logistics, and manufacturing ▪ Healthcare is a major industry in Greenville with Vidant Medical Center as the top employer ▪ Home to East Carolina University and its Division of Health Sciences, which includes the School of Dental Medicine, Brody School of Medicine, the College of Allied Health Sciences and the College of Nursing ▪ 29.7% of the population has earned at least a bachelor’s degree Market Demographics Deposits In Historical Markets as of 6/30/18

Deposit Market Share

- Top 10 deposit market share in 9 of its 15 MSAs of operation
- Top 10 deposit market share in 10 of its 17 counties of operation

North Carolina Community Banks[1]				June 2018	
2018 Rank	Parent Company Name	State	# of Branches	Total Deposits ($000)	Total Deposit Market Share (%)
1	First Bancorp	NC	95	4,394,611	16.69
2	Live Oak Bancshares, Inc.	NC	1	2,995,140	11.37
3	Southern BancShares (N.C.), Inc.	NC	53	1,847,200	7.01
4	Fidelity BancShares (N.C.), Inc.	NC	52	1,658,692	6.30
5	HomeTrust Bancshares, Inc.	NC	19	1,334,511	5.07
6	Carolina Financial Corporation	SC	37	1,193,119	4.53
7	Select Bancorp, Inc.	NC	15	944,289	3.59
8	Peoples Bancorp of North Carolina, Inc.	NC	21	918,744	3.49
9	SmartFinancial, Inc.	TN	13	829,876	3.15
10	North State Bancorp	NC	7	796,843	3.03
11	Piedmont Federal Savings Bank	NC	10	660,475	2.51
12	Union Bank	NC	15	599,758	2.28
13	Uwharrie Capital Corp	NC	10	552,580	2.10
14	F & M Financial Corporation	NC	11	542,864	2.06
15	American National Bankshares Inc.	VA	9	514,105	1.95
16	Carolina Trust BancShares, Inc.	NC	9	402,539	1.53
17	Park National Corporation	OH	4	401,740	1.53
18	Carter Bank & Trust	VA	27	387,132	1.47
19	First Carolina Financial Services, Inc.	NC	3	387,087	1.47
20	Oak Ridge Financial Services, Inc.	NC	4	369,037	1.40
	Market Total		647	26,337,604	100.0

Dunn, NC MSA				June 2018	
2018 Rank	Parent Company Name	State	# of Branches	Total Deposits ($000)	Total Deposit Market
1	BB&T Corporation	NC	4	265,411	26.01
2	Select Bancorp Inc.	NC	2	214,900	21.06
3	First Citizens BancShares, Inc.	NC	3	144,001	14.11
4	First Bancorp	NC	3	130,249	12.76
5	First Federal Financial Corporation	NC	4	112,675	11.04
6	PNC Financial Services Group, Inc.	PA	2	59,433	5.82
7	Fidelity BancShares (N.C.), Inc.	NC	2	44,082	4.32
8	SunTrust Banks, Inc.	GA	1	30,667	3.01
9	United Community Banks, Inc.	GA	1	17,544	1.72
10	Woodforest Financial Group, Inc.	TX	1	1,449	0.14
	Market Total		23	1,020,411	100.00

Greenville, NC MSA				June 2018	
2018 Rank	Parent Company Name	State	# of Branches	Total Deposits ($000)	Total Deposit Market
1	BB&T Corporation	NC	6	494,033	23.28
2	Wells Fargo & Company	CA	4	389,772	18.37
3	First Citizens BancShares, Inc.	NC	6	297,376	14.02
4	Bank of America Corporation	NC	2	215,350	10.15
5	Southern BancShares (N.C.), Inc.	NC	6	176,344	8.31
6	PNC Financial Services Group, Inc.	PA	3	115,086	5.42
7	F.N.B. Corporation	PA	2	112,561	5.30
8	Select Bancorp Inc.	NC	1	109,860	5.18
9	Union Bank	NC	1	78,035	3.68
10	Carolina Financial Corporation	SC	3	60,555	2.85
	Market Total		39	2,121,821	100.00

[1] Community Banks defined as banks with less than $10.0B in assets

Source: S&P Global Market Intelligence, FIG Partners

Select Bancorp Inc.

13

Creating Value Through M&A

- Proven ability to successfully execute and integrate acquisitions
- Select Bancorp continues to seek meaningful opportunities to grow via acquisition
- Ideal targets will have a significant presence in growing markets where Select can leverage its higher lending limit and additional products for maximum results

Target Markets

Charleston
Greenville/Spartanburg
Myrtle Beach
Richmond
Roanoke
Virginia Beach/Norfolk
Winston-Salem/Greensboro

PROGRESSIVE STATE BANK	Select Bancorp Inc.	YADKIN FINANCIAL CORPORATION	Carolina PREMIER BANK
Merger Details Announced: February 3, 2006 Completed: July 13, 2006 Deal Value: $16.6 million Consideration: 100% Cash	Merger Details Announced: September 30, 2013 Completed: July 25, 2014 Deal Value: $29.9 million Consideration: 100% Stock	Acquired 2 Branches of Yadkin Bank *Leland, North Carolina* *Morehead City, North Carolina*	Merger Details Announced: July 21, 2017 Completed: December 15, 2017 Deal Value: $40.6 million Consideration: 70% Stock/30% Cash
Target Financials (Announcement) Assets: $59.6 million Loans: $33.3 million Deposits: $52.1 million LTM Earnings: $559,000	Target Financials (Announcement) Assets: $265.3 million Loans: $209.7 million Deposits: $215.4 million LTM Earnings: $2.2 million	Transaction Details Announced: June 19, 2015 Completed: December 11, 2015 Deposits Transferred: $30.8 million Loans Acquired: $9.1 million	Target Financials (Announcement) Assets: $259.2 million Loans: $206.2million Deposits: $208.5 million LTM Earnings: $0.77 million

Source: S&P Global Market Intelligence

Select Bancorp Inc.
14

15 Target Map Branch Locations Loan Production Offices Branches Coming Soon

Financial Overview

Dollars in $000s except for per share data	For the Twelve Months Ended 12/31/15 [2]	12/31/16 [2]	12/31/17 [2]	12/31/18 [3]
Balance Sheet				
Total Assets	$817,015	$846,640	$1,194,135	$1,258,525
Gross Loans	$617,398	$677,195	$982,724	$986,620
Total Deposits	$651,161	$679,661	$995,044	$980,427
Loans/Deposits	94.81%	99.64%	98.75%	100.63%
Capital				
Common Equity	$97,057	$104,273	$136,115	$209,611
Preferred Equity	$7,645	$0	$0	$0
Total Equity/Assets	12.82%	12.32%	11.40%	16.66%
Tang. Common Equity/Tang. Assets[1]	10.99%	11.51%	9.27%	14.85%
Tier 1 Capital	15.04%	14.03%	11.04%	18.44%
Leverage Ratio	13.81%	12.99%	12.64%	15.65%
Profitability Measures				
Net Interest Margin	4.39%	4.20%	4.16%	4.19%
Non Interest Income/Average Assets	0.39%	0.39%	0.34%	0.38%
Non Interest Expense/Average Assets	2.77%	2.69%	2.76%	2.81%
Efficiency Ratio	67.18%	65.15%	72.69%	62.83%
ROAA	0.86%	0.81%	0.35%	1.12%
ROAE	6.42%	6.61%	2.93%	8.51%
Earnings per share	$0.56	$0.58	$0.27	$0.87
Net Income	$6,553	$6,754	$3,185	$13,782
Asset Quality				
NPAs/Assets	1.24%	1.18%	0.69%	1.01%
NCOs/Avg Loans	0.12%	0.02%	0.13%	0.00%
Reserves/Loans	1.14%	1.24%	0.90%	0.88%
Reserves/NPAs	69.43%	83.87%	107.27%	68.14%

[1]Non-GAAP measure; See "Non-GAAP Financial Measures" on slide 3 and "Non-GAAP Reconciliation" on slide 23 for additional information.
[2]Derived from audited financial statements.
[3]Unaudited
Source: S&P Global Market Intelligence, Company Documents

Select Bancorp Inc.

16

78.20 85.16 67.18 65.15 72.69 62.83 0.00 10.00 20.00 30.00 40.00 50.00 60.00 70.00 80.00 90.00 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 17 5.44 3.90 7.97 7.51 3.46 9.47 0.00 1.00 2.00 3.00 4.00 5.00 6.00 7.00 8.00 9.00 10.00 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 0.53 0.37 0.86 0.81 0.35 1.12 0.00 0.20 0.40 0.60 0.80 1.00 1.20 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y Return on Average Tangible Common Equity¹ (%) Return on Average Assets (%) Net Interest Margin (FTE) (%) Efficiency Ratio (%) ¹Non - GAAP measure; See “Non - GAAP Financial Measures” on slide 3 and “Non - GAAP Reconciliation” on slide 23 for additional informa tion. Note: 2017 and 2018 YTD includes $865,727 and $1,826,449 of merger expenses; 2017 also includes $2,591,000 of expense relate d t o changes in tax law. Source: S&P Global Market Intelligence Performance Highlights 3.46 3.88 4.39 4.20 4.16 4.19 0.00 0.50 1.00 1.50 2.00 2.50 3.00 3.50 4.00 4.50 5.00 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y

C&D 17.3% 1 - 4 Fam 16.2% HELOC 5.1% CRE 46.4% Multifam 6.4% C&I 7.5% Consr & Other 1.3% 18 Non Interest Bearing 25.2% NOW & MMDA 26.0% Savings 5.3% Retail Time Deposits 11.9% Time Deposits of $100,000 or more 31.6% Note: Data as of December 31, 2018 Source: S&P Global Market Intelligence Total Deposits: $980.4 million at 12/31/18 Gross Loans: $986.6 million at 12/31/18 Loan and Deposit Mix Composition Deposit Type ($000) % of Total Non Interest Bearing 247,007 25.2% NOW & MMDA 254,482 26.0% Savings 51,811 5.3% Retail Time Deposits 117,014 11.9% Time Deposits of $100,000 or more 310,113 31.6% Total Deposits $980,427 100.0% MRQ Cost of Deposits: 0.77% Composition Loan Type ($000) % of Total Constr & Dev 170,404 17.3% 1-4 Family Residential 160,177 16.2% Home Equity 49,713 5.0% Commercial Real Estate 457,611 46.4% Multifamily 63,459 6.4% Commercial & Industrial 74,181 7.5% Consr & Other 12,814 1.3% Total $988,359 Less: Unearned Income 1,739 -0.2% Total Loans $986,620 100.0% MRQ Yield on Loans: 5.50%

19 2.04 1.24 1.14 1.24 0.90 0.88 0.00 0.50 1.00 1.50 2.00 2.50 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 0.15 0.00 0.12 0.02 0.13 0.00 0.00 0.05 0.10 0.15 0.20 0.25 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 17,864 13,461 10,113 10,029 8,236 12,723 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 20,000 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 3.40 1.76 1.24 1.18 0.69 1.01 0.00 0.50 1.00 1.50 2.00 2.50 3.00 3.50 4.00 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y NPAs/Total Assets (%) Nonperforming Assets ($000) Net Charge - offs/Average Loans (%) Loan Loss Reserve/Gross Loans (%) Source: S&P Global Market Intelligence, Public Company Documents Credit Quality

20 Note: As of September 30, 2018 Source: Public Company Documents Asset Liability Management Interest Rate Effect on Effect on Change Net Interest Income Economic Value of Equity +4.0% 20.0% 8.5% +3.0% 15.5% 6.9% +2.0% 10.7% 5.1% +1.0% 5.4% 2.9% No Change - - -1.0% (5.1)% (3.8)% Select Bancorp, Inc. Interest Rate Sensitivity Select Bancorp, Inc. is Asset Sensitive

21 ¹SLCT Price/ Tangible Book Value is based on TBV per share of $9.47. Tangible book value is a non - GAAP measure. See “Non - GAAP Fi nancial Measures” on slide 3 and “Non - GAAP Reconciliation” on slide 23 for additional information. Source: S&P Global Market Intelligence; Data as of January 18, 2019 Relative Market Valuation Price / Tangible Book Value¹ (%) 99.2 108.9 111.3 120.1 129.2 129.5 131.6 133.3 134.3 148.7 161.2 163.9 0.0 20.0 40.0 60.0 80.0 100.0 120.0 140.0 160.0 180.0 BAYK OPOF BOTJ FBSS ESXB SLCT NKSH CFFI PEBK SFST AMNB FCCO

Capital Structure

Select Bancorp, Inc.	
$000's (except per share data)	12/31/18
Borrowings	
Borrowings	$52,000
Trust Preferred Securities ("TRUPS")	12,372
Total Borrowings	**$64,372**
Shareholders' Equity	
Common Stock	19,312
Retained Earnings	39,640
Capital Surplus & OCI	150,659
Total Common Equity	209,611
Total Shareholders' Equity	**$209,611**
Tangible Book Value[1]	
Tangible Common Equity	$182,947
Shares Outstanding	19,311,505
Tangible Book Value per Share	**$9.47**

Select Bank & Trust Company	
$000's	12/31/18
Bank Capital Structure	
Total Equity	$181,442
Unrealized Loss / (Gain)	59
Disallowable Goodwill & Intangibles	(26,664)
Disallowable Def Tax Assets	(999)
Other	0
Tier I Capital	153,838
Tier II Qualifying Debt	0
Qualifying ALLL	8,669
Total Risk-based Capital	**$162,507**
Regulatory Capital Ratios	
Leverage Ratio	12.42%
Tier I Risk-based Capital	14.63%
Total Risk-based Capital	15.45%

[1]Tangible common equity and tangible book value are Non-GAAP measures. See "Non-GAAP Financial Measures" on slide 3 and "Non-GAAP Reconciliation" on slide 23 for additional information.
Source: S&P Global Market Intelligence

Select Bancorp Inc.
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23 Non - GAAP Reconciliation Reconciliation of Tangible Common Equity and Tangible Assets Calculations Select Bancorp, Inc. GAAP Reconciliation (Unaudited) (Dollars in thousands, except per share data) As of December 31, 2018 Tangible Common Equity: Common Shareholders' Equity - GAAP 209,611$ Adjustments Goodwill (24,579) Core Deposit Intangible (2,085) Tangible Common Equity 182,947$ Tangible Assets: Total Assets - GAAP 1,258,525$ Adjustments Goodwill (24,579) Core Deposit Intangible (2,085) Tangible Assets 1,231,861$ Common Shares Outstanding 19,311,505 Tangible Common Equity to Tangible Assets Ratio 14.85% Tangible Book Value Per Share 9.47$

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